                                                                   EXHIBIT 10.21

                           Tax Allocation Agreement
                           ------------------------

Whereas it is the policy of Jones International, Ltd. ("JI") and its qualifying subsidiaries, presently consisting of those companies listed in Exhibit A, to file consolidated U. S. income tax returns and selected consolidated state income tax returns, and whereas it is therefore desirable to provide for an appropriate allocation of the consolidated tax liabilities (benefits) among JI and its subsidiaries, the undersigned hereby agree that:

1. For purposes of the computation of tax liability in this Section and the computation of tax reduction in Section (2), the taxable income or loss of each member of the consolidated tax group in which JI owns shares directly ("JI Subsidiary") shall first be combined with the taxable income or loss of the subsidiaries of such JI Subsidiary. The combined taxable income or loss of these companies shall be treated as arising form the JI Subsidiary in the computation of tax liability and tax reduction. The separate income or loss of the companies which are subsidiaries of the JI Subsidiary shall not be otherwise used for purposes of computations under this agreement. Any payments required from or to such subsidiaries are the responsibility of the JI subsidiary and not that of JI.

        If a consolidated income tax return is filed, the income of each JI Subsidiary with taxable income in such taxable year will be totalled and income tax will be computed thereon. For this purpose, net operating loss carryforwards of the JI Subsidiary shall first be utilized to offset current year taxable income of such JI Subsidiary. Such offset shall be prior to utilization of current year losses or net operating losses by any other JI Subsidiary as described in Section 2 of this Agreement. In addition, such offset shall reduce the amount of net operating losses of such JI Subsidiary available to be utilized as described in Section 2 of this Agreement.

        If a JI Subsidiary shall generate a tax credit (or has an amount of tax credit carryforward from prior taxable years), such credit may be utilized to offset the amount of tax liability as computed in this Section, but only if and to the extent that such credit can be utilized in the current year consolidated tax return.

        Each JI Subsidiary with taxable income will pay to JI an amount equal to the tax liability computed per above as multiplied by the ratio of such JI Subsidiary's taxable income to total taxable income as determined for purposes of this computation. Recognition shall be given to any component of taxable income (e.g. long-term capital gain) which would be taxed at a different rate than other taxable income.

2. If the aggregate of the consolidated tax liability allocated to the members of the consolidated group in Section (1) is more than the actual consolidated tax liability, the JI Subsidiary to whom such tax reduction is attributable shall receive credit for such tax reduction and shall receive payment, if any, as provided by Section (5) herein. To the extent that JI Subsidiaries generate tax attributes which cannot be totally utilized in the current consolidated tax return or by carryback to prior tax years (e.g. unused investment tax credit and net operating losses), the portion of these attributes for which tax benefits are currently realized shall be apportioned among the appropriate JI Subsidiaries on a pro-rata basis.

3. The payments to JI, as provided in Section (1), will be made in appropriate installments on the dates payments would be required to be made to the appropriate taxing authorities on a consolidated basis.

4. JI will be responsible for filing all consolidated Federal income tax returns and consolidated and/or unitary state income tax returns (where allowed by applicable law and elected by parent), and for timely submitting to the appropriate taxing authorities all tax payments due in connection with such consolidated returns.

5. If the tax attributes of a JI Subsidiary generate a tax reduction as discussed in Section (2), JI shall have the option to make a payment equal to such tax reduction or allow the JI Subsidiary a credit against any amounts payable to JI by such JI Subsidiary, or to defer such payment until a subsequent taxable period in which the JI Subsidiary generates taxable income and has a tax payment due either to JI under the provisions of Section (3) above, or to a Federal or state taxing authority.

        Any deferred amounts will be due and payable no later than five years from the date the deferred amount originated (90 days after the consolidated tax return was filed). In addition, such deferred amounts will accrue interest at Central Bank of Denver's prime rate in effect at the time the deferred amount originates.

        Once a JI Subsidiary has received credit for a tax reduction, it may not thereafter use the tax attribute giving rise to such reduction for purposes of any computation under the terms of this agreement.

6. In the event the consolidated tax liability is subsequently adjusted by the Internal Revenue Service or otherwise, adjustments of tax liability, credits and interest will be made as they affect qualifying JI Subsidiaries.

7. The parties to this Agreement recognize that from time to time other companies may become members of the JI consolidated group. The parties agree that such new members may become parties to the Agreement by executing the master copy of the Agreement maintained by JI. This agreement shall apply only if a corporation is a member of the JI consolidated group. Therefore, the provisions of this agreement shall apply to new members effective with the date on which they become members of the consolidated group. For corporations which "drop out" of the consolidated group, the provisions of this agreement shall apply until the date on which the corporation is no longer a member of the consolidated group.

8. This Agreement, as may be amended from time to time, shall be applicable to the consolidated income tax returns for the year ended May 31, 1992, except for Section (5) paragraph (2), which shall be applicable retroactively for fiscal years ended May 31, 1990 and May 31, 1991.

9. Failure of one or more parties hereto to continue as members of the JI consolidated group shall not operate to terminate this Agreement with respect to the other parties so long as two or more parties thereto continue to so quality.

10. This agreement shall bind and inure to the respective successors and assigns of the parties hereto, but no assignment shall relieve any party's obligations hereunder without the written consent of all of the other parties to this agreement.

Dated:  As of August 28, 1992

                                   Exhibit A


Company Name                                      Parent Company               FEIN           Signed By
------------                                      --------------               ----           ---------
Jones International, Ltd.                         N/A                          84-0595284     /s/ CARL E. VOGEL
                                                                                              -----------------
                                                                                              Title
Jones Capital Markets, Inc.                       Jones International          84-1036206     /s/ CARL E. VOGEL
                                                                                              -----------------
                                                                                              Title
Jones Future Foundation, Ltd.                     Jones International          84-0852893     /s/ CARL E. VOGEL
                                                                                              -----------------
                                                                                              Title
Data Transmission, Inc.                           Jones International          84-0590637     /s/ CARL E. VOGEL
                                                                                              -----------------
                                                                                              Title
Jones International Securities, Ltd.              Jones International          84-0902116     /s/ CARL E. VOGEL
                                                                                              -----------------
                                                                                              Title
Jones Properties, Inc.                            Jones International          84-0904040     /s/ CARL E. VOGEL
                                                                                              -----------------
                                                                                              Title
Jones Information Management, Inc.                Jones International          84-0896219     /s/ CARL E. VOGEL
                                                                                              -----------------
                                                                                              Title
Jones Banana Network, Inc.                        Jones International          84-1152850     /s/ CARL E. VOGEL
                                                                                              -----------------
                                                                                              Title
Jones Marina Properties, Inc.                     Jones International          84-1089624     /s/ CARL E. VOGEL
                                                                                              -----------------
                                                                                              Title
Jones International Spanish Investments, Inc.     Jones International          84-1124862     /s/ CARL E. VOGEL
                                                                                              -----------------
                                                                                              Title
Jones Programming Services, Inc.                  Jones International          84-1122297     /s/ CARL E. VOGEL
                                                                                              -----------------
                                                                                              Title
Cable Ads, Ltd.                                   Jones International          84-0916671     /s/ CARL E. VOGEL
                                                                                              -----------------
                                                                                              Title
Jones Space Segment, Inc.                         Jones International          84-1074015     /s/ CARL E. VOGEL
                                                                                              -----------------
                                                                                              Title
Jones Earth Segment, Inc.                         Jones International          84-1092471     /s/ CARL E. VOGEL
                                                                                              -----------------
                                                                                              Title
Jones Galactic Sound, Inc.                        Jones International          84-1150630     /s/ CARL E. VOGEL
                                                                                              -----------------
                                                                                              Title
Jones Universal Robots, Inc.                      Jones International          84-1093890     /s/ CARL E. VOGEL
                                                                                              -----------------
                                                                                              Title
Jones 21st Century, Inc.                          Jones International          84-1064019     /s/ CARL E. VOGEL
                                                                                              -----------------
                                                                                              Title
Jones 21st Century Productions, Inc.              Jones 21st Century, Inc.     84-1116661     /s/ CARL E. VOGEL
                                                                                              -----------------
                                                                                              Title
Jones Entertainment Group, Ltd.                   Jones 21st Century, Inc.     84-1093892     /s/ CARL E. VOGEL
                                                                                              -----------------
                                                                                              Title
Jones Universal Music, Inc.                       Jones Entertainment          84-1152851     /s/ CARL E. VOGEL
                                                   Group, Ltd.                                -----------------
                                                                                              Title
Jones Education Network, Inc.                     Jones International          84-1150623     /s/ CARL E. VOGEL
                                                                                              -----------------
                                                                                              Title
The Mind Extension University, Inc.               Jones Education              84-0960447     /s/ CARL E. VOGEL
                                                   Network, Inc.                              -----------------
                                                                                              Title
Jones Satellite Holdings, Inc.                    The Mind Extension           Applied for    /s/ CARL E. VOGEL
                                                   University, Inc.                           -----------------
                                                                                              Title
The Mind Extension Regional Network, Inc.         Jones Education              84-1157433     /s/ CARL E. VOGEL
                                                   Network, Inc.                              -----------------
                                                                                              Title
The Mind Extension Institute, Inc.                Jones Education              84-1152849     /s/ CARL E. VOGEL
                                                   Network, Inc.                              -----------------
                                                                                              Title


Company Name                                      Parent Company               FEIN           Signed By
------------                                      --------------               ----           ---------
The Business Learning Group, Inc.                 The Mind Extension           84-1150626     /s/ CARL E. VOGEL
                                                   Institute, Inc.                            -----------------
                                                                                              Title
Jones Lightwave, Ltd.                             Jones International          84-1093893     /s/ CARL E. VOGEL
                                                                                              -----------------
                                                                                              Title
Jones Lightwave of Atlanta, Inc.                  Jones Lightwave, Ltd.        84-1140618     /s/ CARL E. VOGEL
                                                                                              -----------------
                                                                                              Title
Jones Lightwave of Denver, Inc.                   Jones Lightwave, Ltd.        84-1167962     /s/ CARL E. VOGEL
                                                                                              -----------------
                                                                                              Title
Jones Lightwave of Tampa, Inc.                    Jones Lightwave, Ltd.        84-1159059     /s/ CARL E. VOGEL
                                                                                              -----------------
                                                                                              Title
Jones Lightwave of Chicago, Inc.                  Jones Lightwave, Ltd.        84-1184734     /s/ CARL E. VOGEL
                                                                                              -----------------
                                                                                              Title
Starsearch, Ltd.                                  Jones International          84-0885424     /s/ CARL E. VOGEL
                                                                                              -----------------
                                                                                              Title
Jones Spacelink, Ltd.                             Jones International          84-0835095     /s/ CARL E. VOGEL
                                                                                              -----------------
                                                                                              Title
Jones Spacelink Funds, Inc.                       Jones Spacelink              84-1035500     /s/ CARL E. VOGEL
                                                                                              -----------------
                                                                                              Title
Jones Spacelink Management, Inc.                  Jones Spacelink              84-1035499     /s/ CARL E. VOGEL
                                                                                              -----------------
                                                                                              Title
Spacelink of Texas, Inc.                          Jones Spacelink              84-0914799     /s/ CARL E. VOGEL
                                                                                              -----------------
                                                                                              Title
Jones Spacelink of Hawaii, Inc.                   Jones Spacelink              84-1094100     /s/ CARL E. VOGEL
                                                                                              -----------------
                                                                                              Title
Jones Spacelink Cable Corporation                 Jones Spacelink              84-1111358     /s/ CARL E. VOGEL
                                                                                              -----------------
                                                                                              Title
Jones Spacelink Spanish Investments, Inc.         Jones Spacelink              84-1117191     /s/ CARL E. VOGEL
                                                                                              -----------------
                                                                                              Title
Jones Futurex, Inc.                               Jones Spacelink              84-0882394     /s/ CARL E. VOGEL
                                                                                              -----------------
                                                                                              Title
The Jones Group, Ltd.                             Jones Spacelink              84-0913206     /s/ CARL E. VOGEL
                                                                                              -----------------
                                                                                              Title
Jones Galactic Radio, Inc.                        Jones Spacelink              84-1064021     /s/ CARL E. VOGEL
                                                                                              -----------------
                                                                                              Title
Jones Satellite Audio, Inc.                       Jones Galactic               84-1152848     /s/ CARL E. VOGEL
                                                   Radio, Inc.                                -----------------
                                                                                              Title
Jones Galactic Radio Partners, Inc.               Jones Galactic               84-1150629     /s/ CARL E. VOGEL
                                                   Radio, Inc.                                -----------------
                                                                                              Title
Jones Spacelink Opportunities, Inc.               Jones Spacelink              84-1174343     /s/ CARL E. VOGEL
                                                                                              -----------------
                                                                                              Title
Jones Spacelink Acquisition Corporation           Jones Spacelink              84-1162042     /s/ CARL E. VOGEL
                                                                                              -----------------
                                                                                              Title